CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 2 Forward-Looking Statements and Non-GAAP Financial Measures Statements contained in this investor presentation that are not historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 and such forward-looking statements are subject to significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions contained in the Act. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Factors which could have a material adverse effect on the operations and future prospects of the Company and its subsidiaries include, but are not limited to, general and local economic conditions, changes in market interest rates, deposit flows, demand for loans, real estate values and competition, competitive products and pricing, the ability of our clients to make scheduled loan payments, loan delinquency rates and trends, our ability to manage the risks involved in our business, our ability to control costs and expenses, inflation, market and monetary fluctuations, changes in federal and state legislation and regulation applicable to our business, actions by our competitors, and other factors that may be disclosed in the Company’s periodic reports as filed with the Securities and Exchange Commission. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation. Explanation of Use of Non-GAAP Financial Measures In addition to financial measures presented in accordance with generally accepted accounting principles (“GAAP”), we use, and this investor presentation may contain or reference, certain non-GAAP financial measures. We believe these non-GAAP financial measures provide useful information in understanding our underlying results of operations or financial position and our business and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Non-GAAP adjusted items impacting the Company's financial performance are identified to assist investors in providing a complete understanding of factors and trends affecting the Company’s business and in analyzing the Company’s operating results on the same basis as that applied by management. Although we believe that these non-GAAP financial measures enhance the understanding of our business and performance, they should not be considered an alternative to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with similar non-GAAP measures which may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found within the referenced earnings release.

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 3 CB Financial Services, Inc. - Corporate Overview • Holding Company for Community Bank (Carmichaels, PA), serving the community since 1901 • Community Bank operates 12 full-service branch offices and two loan production offices in southwestern Pennsylvania and northern West Virginia • NASDAQ: CBFV Market Data CBFV Share Price $32.48 Shares Outstanding 5.0M Market Cap $162.3M Avg. 3 Mo. Daily Trading Volume 14,674 shares Insider Ownership 9.31% Institutional Ownership 44.26% Dividend Yield 3.20% Total Stockholders' Equity $152.5M Book Value per Common Share $30.50 Tangible Book Value per Common Share (1) $28.56 Price to Book Value 1.06x Price to Tangible Book Value (1) 1.14x ◦ All daily trading information/multiples as of October 21, 2025 ◦ All other financial information as of September 30, 2025 Washington Waynesburg Moundsville Canonsburg Uniontown Branches/ITM LPO Operations (1) Non GAAP financial measure.

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 4 Community Bank partners with individuals, businesses and communities to realize their dreams, protect their financial futures and improve their lives. Take Care of Each Other Always Do the Right Thing Be a Great Teammate Work Hard to Achieve Our Goals Give and Expect Mutual Respect Enjoy Life Everyday Be Positive Have a Sense of Urgency Client Experience First Our Mission Statement Our Core Values Our Cornerstone About Us

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 5 Creating Value for our Shareholders and Stakeholders • Revenue Growth ▪ Outperform peer organic revenue growth • People, Culture & Innovation ▪ Upgrade our organizational culture, practices and structure to attract top talent and embed innovation • Digital Delivery & Transformation ▪ Leverage our upgraded, flexible and stable core platform • Client Experience ▪ Optimize our network and delivery channels through new technologies and improved processes to enhance client experience, lower costs, mitigate risks and improve profitability • Improve Efficiency ▪ Streamline processes and procedures, make data based decisions Strategic Initiatives

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 6 Strategic Focus Treasury Management & Commercial Banking Strategy Strategic Focus Objectives Results CB's footprint contains highly concentrated markets and there is opportunity to gain market share in Commercial Banking and Treasury Services. Build and develop a Treasury Management (TM) and Specialized Deposit Division that provides a first class client experience. In 2024, the Bank retained Jim Mele, a seasoned veteran with an established track record of success, to start building and developing TM and Specialized Deposit Division (initial phase to be completed in 4Q25 - Est. 2025 personnel costs of $1.2 million). Targeted investments related to technology and systems to develop new products and processes, with a focus on ensuring a positive client experience. Leverage existing core system strengths and enhance with new TM products and processes with an exceptional client experience as the primary goal. Agreements are signed and plans are in process to upgrade current or implement new technology and develop products (initial phase to be completed in 4Q25 - Est. 2025 cost of $500,000). Treasury Services are the least commoditized deposits and servicing these accounts will generate growth in lower cost deposits and noninterest income. Enhance liquidity position with sticky, granular cost-effective deposits while also adding net fee income. Dependent on staffing the division, developing the products and implementing technology, deposit generation is expected to be approximately $60 million by the end of 4Q25. Combined with the expansion of the Bank's Commercial Banking team, this two pronged strategy enhances the ability to improve net interest margin and net income. Be opportunistic in retaining talented Commercial Bankers to gain market share (initiate throughout 2025). The Bank is continuing to evaluate and hire additional Commercial Banking talent (to be completed by 4Q25 - Est. 2025 personnel costs of $900,000). Expenses related to these strategies are expected to be offset with additional cost savings and incremental revenue.

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 7 2025 Macro Outlook Item Comment Monetary Policy The Federal Reserve's rate cuts are anticipated to continue during Q4 2025 and 2026 amid a softening job market which could impact pricing on deposits, borrowings and loans. Interest rate and liquidity management are primary components to managing impact. Inflation/Demand Inflationary pressures may escalate and a potential economic slowdown may temper loan demand. Cost-control measures and pricing strategies are critical to remain competitive. Regulatory Environment Evolving regulations may impact operations and compliance costs. Risk management (cybersecurity and data privacy in particular) is on the forefront with continued shift to digital channels. Market Dynamics Competitive pressures and market conditions will require agile and innovative strategies to remain relevant while prioritizing client experience to build loyalty and differentiation. Overall, while there are positive factors, CB will need to remain vigilant and adaptable to navigate the uncertainties and complexities of the macroeconomic landscape in 2025 and beyond.

Q3 2025 Financial Highlights

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 9 Q3 2025 Highlights (Unaudited) Earnings (for the three months ended September 30, 2025 unless otherwise noted) • Core earnings. Core net income (non-GAAP) was $3.9 million, with diluted core earnings per share of $0.74. Core pre-provision net revenue (PPNR) (non-GAAP) was $5.0 million. • Margin. Net interest income was $13.1 million, an increase of 4.5% from Q2 2025. Net interest margin was 3.64%, up 10 bp from Q2 2025 as yield on interest-earning assets increased 10 bps and cost of funds decreased 3 bps. • Positive core returns. Adjusted return on average equity (non-GAAP) was 10.45% for Q3 2025, compared to 8.00% for Q3 2024. Balance Sheet & Asset Quality (as of September 30, 2025 unless otherwise noted) • Steady loan portfolio. Total loans ($1.13 billion) increased 2.9% from June 30, 2025 and 4.7% from December 31, 2024 due to commercial lending efforts. Excluding the reduction in the Bank's indirect auto loans, the portfolio grew 7.2% year-to-date. • Strong deposit base. Deposits ($1.33 billion) increased 1.9% from June 30, 2025 and 4.0% from December 31, 2024. Deposit growth for the year-to-date period included $46.4 million of core (non-time) deposits and $4.5 million of time deposits. • High concentration of core deposits. Core deposits were 77% of total deposits at September 30, 2025. • Limited wholesale funding. Borrowings to total assets was 2.2% and brokered time deposits to total assets was 6.4% at September 30, 2025. • Strong credit quality. Nonperforming loans to total loans was 0.19% and nonperforming assets to total assets was 0.15% as of September 30, 2025. Annualized net recoveries to average loans for the current quarter was 0.03%. Liquidity and Capital Strength (as of September 30, 2025 unless otherwise noted) • Significant available liquidity. Cash on deposit was $55.9 million and available borrowing capacity was $598.4 million. Available liquidity covers 250% of uninsured/non-collateralized deposits. • Low-risk deposit base. Insured/collateralized deposits account for 75.9% of total deposits. • Well-capitalized. The Bank's Tier 1 Leverage ratio was 10.06% at September 30, 2025, compared to 9.98% at December 31, 2024. • Increasing shareholder value. TBV per common share (non-GAAP) was $28.56 at September 30, 2025, compared to $26.82 at December 31, 2024. • Stock Repurchase Plan (SRP). Announced $5.0 million SRP in Q3 2025. Attractive way to return capital to shareholders.

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 10 Financial Highlights Change ($000s except per share) Q3 2025 Q2 2025 Q3 2024 Balance Sheet     Total Net Loans (Net Allowance) $ 1,133,240 $ 32,138 $ 76,964 Total Deposits 1,334,420 24,988 (19,400)       Income Statement     Net Interest Income 13,099 559 1,625 Net Provision (Recovery) for Credit Losses 259 251 300 Noninterest Income (excl Net (Loss) Gain on Investment Securities) 1,075 144 87 Loss on Sale of Securities (11,752) (11,752) (11,997) Noninterest Expense 9,183 435 401 Income Tax Expense (1,324) (2,090) (2,071) Net (Loss) Income (5,696) (9,645) (8,915) Performance Ratios Earnings Per Share, Diluted $ (1.07) $ (1.93) $ (1.77) Net Interest Margin(1) 3.64% 0.10% 0.53 % ROAA(1) (1.50) % (2.56) % (2.34) % ROATCE(1)(2) (16.21) % (27.74) % (26.43) % NCOs/Average Loans(1) (0.03) % (0.02) % (0.06) % Tangible Book Value per Share(2) $ 28.56 $ 0.68 $ 1.40 Tangible Equity Ratio (TCE / TA)(2) 9.29% 0.10% 0.31 % Capital Ratios (Bank Only) Tier 1 Leverage 10.06% (0.43) % 0.10 % Common Equity Tier 1 Capital 14.19% (1.09) % (0.60) % Tier 1 Capital 14.19% (1.09) % (0.60) % Total Risk-Based Capital 15.20% (1.09) % (0.56) % Q3 2025 Results Overview (Unaudited) (1) Annualized (2) Non-GAAP Calculation in Press Release (3) Comparisons are to Q2 2025 unless otherwise noted Quarterly Highlights(3) Balance Sheet: • Loans increased $32.1 million as a result of commercial lending efforts, partially offset by discontinued indirect portfolio product offering. • Deposits increased $25.0 million due to increases of $3.7 million in core (non-time) deposits and $21.3 million in time deposits. • Tangible book value per share (non-GAAP) was $28.56. Earnings and Capital: • Net loss was $5.7 million due to an $11.8 million pre-tax loss on the sale of securities related to the execution of a securities repositioning strategy during Q3. Core net income was $3.9 million, while core PPNR was $5.0 million, an increase from $4.7 million for Q2. • Net interest margin(1) was up 10 bp to 3.64% due to an increase in security yields and a reduction in the cost of funds. • Core noninterest income increased primarily due to higher service fees in Q3 2025. • Noninterest expense increased 5.0% primarily due to higher professional fees related to audit services and salaries related to treasury personnel. • Effective Tax Rate was 18.9%. • The Bank's Tier 1 Leverage ratio was 10.06%.

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 11 Financial Trends - Balance Sheet (Unaudited) Total Net LoansTotal Assets Total Deposits Total Stockholders' Equity in m ill io ns $1,562 $1,482 $1,483 $1,518 $1,546 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 $1,300 $1,400 $1,500 $1,600 in m ill io ns $1,056 $1,083 $1,079 $1,101 $1,133 Net Loans Yield on Loans 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 $1,000 $1,025 $1,050 $1,075 $1,100 $1,125 $1,150 5.00% 5.20% 5.40% 5.60% 5.80% 6.00% in m ill io ns $1,354 $1,284 $1,281 $1,309 $1,334 Total Deposits Cost of Interest Bearing Deposits 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 $1,150 $1,200 $1,250 $1,300 $1,350 $1,400 1.75% 2.00% 2.25% 2.50% 2.75% 3.00% 3.25% in m ill io ns $149 $147 $148 $148 $152 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 $130 $140 $150 $160

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 12 Financial Trends - Reported Earnings and Profitability (Unaudited) Net (Loss) Income / PPNR (non-GAAP) Earnings Per Share (EPS) - Diluted in th ou sa nd s $3,219 $2,529 $1,909 $3,949 $(5,696) $3,925 $3,734 $2,296 $4,723 $(6,761) Net (Loss) Income PPNR Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $(8,000) $(6,000) $(4,000) $(2,000) $— $2,000 $4,000 $0.60 $0.46 $0.35 $0.74 $(1.07) Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $(1.50) $(1.00) $(0.50) $— $0.50 $1.00 Annualized Return on Average Equity (ROAE) 8.80% 6.80% 5.24% 10.76% (15.15)% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 (20.00)% (16.00)% (12.00)% (8.00)% (4.00)% —% 4.00% 8.00% 12.00% Annualized Return on Average Assets (ROAA) 0.84% 0.65% 0.53% 1.06% (1.50)% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 (2.00)% (1.50)% (1.00)% (0.50)% —% 0.50% 1.00%

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 13 Financial Trends - Core Earnings and Profitability (1) (Unaudited) Core Net Income / Core PPNR (non-GAAP) Core EPS - Diluted (non-GAAP) in th ou sa nd s $2,926 $1,967 $2,717 $3,949 $3,927 $3,542 $3,023 $3,319 $4,723 $4,991Core Net Income Core PPNR Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $— $1,000 $2,000 $3,000 $4,000 $5,000 $0.55 $0.35 $0.50 $0.74 $0.74 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $— $0.20 $0.40 $0.60 $0.80 Core Annualized ROAE (non-GAAP) 8.00% 5.29% 7.46% 10.76% 10.45% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 —% 3.00% 6.00% 9.00% 12.00% Core Annualized ROAA (non-GAAP) 0.76% 0.51% 0.75% 1.06% 1.04% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 —% 0.25% 0.50% 0.75% 1.00% 1.25% (1) Non-GAAP Calculation in Press Release

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 14 Financial Trends - Earnings and Profitability (Unaudited) Total Revenue (non-GAAP) Highlights - Noninterest Income (adj.) (non-GAAP) Core Efficiency Ratio (non-GAAP)(1) $11,474 $11,532 $11,311 $12,540 $13,099 $849 $943 $806 $930 $1,074 Net Interest Income Noninterest Income (adj.) Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $7,500 $9,000 $10,500 $12,000 $13,500 $15,000 69.1% 75.1% 72.6% 64.9% 64.8% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 50.0% 60.0% 70.0% 80.0%Net Interest Margin (NIM) (non-GAAP) (1) 5.37% 5.27% 5.17% 5.31% 5.41% 3.12% 3.13% 3.28% 3.55% 3.67% 2.42% 2.29% 2.03% 1.89% 1.86% Yield on Earning Assets Net Interest Margin (FTE) Cost of Funds Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 —% 2.00% 4.00% 6.00% • All periods exclude gains/losses on securities. • Q3 2024 - excludes a gain of $138,000 related to the 2023 sale of Exchange Underwriters ("EU"). • Q4 2024 - excludes a $708,000 earn-out payment from the sale of EU. • Q1 2025 - excludes a $49,000 earn-out payment from sale of EU. (1) Non-GAAP Calculation in Press Release $11,474 $11,532 $11,311 $12,540 $13,099$1,233 $1,655 $787 $931 $(10,677) Net Interest Income Noninterest Income Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $(20,000) $(10,000) $— $10,000 $20,000

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 15 Year-to-Date Monthly Trends (Unaudited) 3.25% 3.88% 5.16% 5.62% 2.56% 2.33% Net Interest Margin (FTE) Yield on Earning Assets Cost of Funds 1/31/2025 3/31/2025 5/31/2025 7/31/2025 9/30/2025 2.00% 3.00% 4.00% 5.00% 6.00% Net Interest Margin (NIM) (Non-GAAP) 1/31/2025 3/31/2025 5/31/2025 7/31/2025 9/30/2025 $— $500 $1,000 $1,500 $2,000 Pre-Tax Pre-Provision Income (Core) (Non-GAAP) 0.762% 1.160% 1/31/2025 3/31/2025 5/31/2025 7/31/2025 9/30/2025 0.500% 0.750% 1.000% 1.250% Core Annualized ROAA (Non-GAAP) 1/31/2025 3/31/2025 5/31/2025 7/31/2025 9/30/2025 $3,250 $3,500 $3,750 $4,000 $4,250 $4,500 $4,750 Net Interest Income (FTE) (Non-GAAP)

Deposit Composition / Characteristics

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 17 Deposit Mix and Cost (Unaudited) 21.9% 27.4% 15.4% 12.7% 22.6% Non-Interest Bearing Demand Interest Bearing Demand Money Market Accounts Savings Accounts Time Deposits Deposit Mix Cost of Interest-Bearing Deposits 2.94% 2.79% 2.46% 2.28% 2.26% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 —% 1.00% 2.00% 3.00% 4.00% Deposit Composition (in millions) 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 NIB Demand $ 267.0 $ 267.9 $ 267.4 $ 278.7 $ 291.9 IB Demand 326.5 316.8 341.2 353.4 366.0 Money Market 220.8 231.5 228.0 225.1 206.2 Savings Accounts 172.4 170.5 176.7 172.0 169.0 Organic Time Deposits 267.5 257.9 228.8 201.1 202.9 Brokered Time Deposits 99.6 39.0 39.0 79.0 98.5 Total Deposits $ 1,353.8 $ 1,283.5 $ 1,281.1 $ 1,309.4 $ 1,334.4 Highlights • Deposits increased $50.9 million, or 4.0%, from December 31, 2024. • Brokered time deposits were utilized to fund commercial loan growth and the purchase of floating rate CLO securities and mature within three months. • Mix shifting from time to lower-cost demand deposits. • Offering short-term certificate offering at a cost favorable to alternative funding sources. • Cost of interest-bearing deposits was 2.26% for Q3 2025, compared to 2.28% for Q2 2025 and 2.94% for Q3 2024. 2.42% 2.23% 1.95% 2.01% 2.08% 3.16% 3.18% 3.04% 2.94% 2.63% 0.10% 0.10% 0.10% 0.10% 0.10% 4.39% 4.29% 3.95% 3.27% 3.12% 5.36% 4.81% 4.40% 4.37% 4.36% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% Noninterest- Bearing Interest- Bearing Money Market Accounts Savings Accounts Time Deposits $— $100,000 $200,000 $300,000 $400,000 19.7% 20.9% 20.9% 21.3% 21.9% 24.1% 24.7% 26.6% 27.0% 27.4% 16.3% 18.0% 17.8% 17.2% 15.4% 12.7% 13.3% 13.8% 13.1% 12.7% 19.8% 20.1% 17.9% 15.4% 15.2% 7.4% 3.0% 3.0% 6.0% 7.4% Noninterest-Bearing Interest-Bearing Money Market Accounts Savings Accounts Organic Time Deposits Brokered Time Deposits 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 18 Secure Deposit Base (Unaudited) • In total, 75.9% of client deposits (non- brokered) are FDIC insured or collateralized with investment securities as of September 30, 2025, compared to 78.4% as of December 31, 2024. • Uninsured client deposits consist of business & retail deposits of 15.7% and 8.4% of total deposits, respectively. • At September 30, 2025, client deposits consisted of 55.2% retail, 29.1% business, and 15.7% public funds. • CB is focused on providing opportunities for uninsured depositors to move funds to alternate products, providing benefit to both clients and the Bank. FDIC Insured, 59.6% Collateralized, 16.3% Uninsured, 24.1% Source: Company information as of 9/30/2025 As of 9/30/2025

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 19 Strong Liquidity Position (Unaudited) $— 0.0% $36,115 23.4% $41,723 27.0% $55,923 36.2% $19,732 12.8% $895 0.6% Government Agency Municipal MBS's CMO's Corporate Debt Marketable Equity Cash $55.9 million Investments $93.2 million Fed Capacity $69.8 million FHLB Capacity $478.6 million Other Capacity $50.0 million Available Liquidity of $747.5 million Highlights Source: Company information as of 9/30/2025 • Cash & Cash Equivalents totaled $55.9 million, or 3.6% of total assets. • Investment Securities totaled $272.6 million, with $179.3 million utilized as collateral for public fund deposits. All securities are classified as available-for-sale and marked to market. • Total borrowings totaled $34.7 million, or 2.2% of total assets and included $20.0 million in FHLB borrowings and $14.7 million in subordinated debt. • The Bank has $598.4 million in available borrowing capacity (FED, FHLB, Other). • Available liquidity covers 250% of uninsured/ non-collateralized deposits.

Loan Portfolio Composition

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 21 Loan Portfolio Composition (Unaudited) Commercial & Industrial 12.6% Real Estate- Construction 3.4% Real Estate- Commercial 47.2% Real Estate- Residential 29.2% Consumer 4.3% Other 3.3% As of 9/30/2025 Loan Portfolio Detail dollars in millions 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 QoQ Change YoY Change Real Estate - Residential $ 338.9 $ 338.0 $ 334.7 $ 329.3 $ 333.4 1.2% (1.6) % Real Estate - Commercial 464.4 485.5 497.3 513.2 539.4 5.1 16.1 Real Estate - Construction 43.5 54.7 54.6 40.7 38.9 (4.4) (10.6) Commercial & Industrial 108.6 112.0 107.4 138.2 143.9 4.1 32.5 Consumer 80.0 70.5 61.9 57.4 49.6 (13.6) (38.0) Other 30.4 31.9 32.6 32.0 38.2 19.4 25.7 Total Loans $ 1,065.8 $ 1,092.6 $ 1,088.5 $ 1,110.8 $ 1,143.4 2.9% 7.3 % Highlights • Loans increased $50.8 million, or 4.6%, from December 31, 2024 due primarily from commercial lending. Excluding the indirect loans, loans increased $73.9 million, or 7.2%, from December 31, 2024. • Loan production for Q3 2025 totaled $163.3 million while loans paid off totaled $73.4 million. • CB continues to focus on disciplined pricing and credit quality standards. • CB remains committed to hiring and retaining experienced commercial bankers.

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 22 Commercial Loan Portfolio Detail (Unaudited) 23.8% 18.9% 17.7% 13.2% 5.0% 4.6% 2.5% 1.7% 1.3% 11.3% Retail Space Multifamily Warehouse Space Office Space Medical Facilities Manufacturing Hotels Senior Housing Vacant Land Other C&I and CRE Loans by Industry Highlights Commercial Real Estate Loan Portfolio Details Total O/S Balance CRE Owner Occupied CRE Non-Owner Occupied O/S Balance Percent Avg Loan Size Avg LTV O/S Balance Percent Avg Loan Size Avg LTV Retail Space $ 128,415 $ 26,348 4.88% $ 712 51.90% $ 102,067 18.92% $ 1,501 62.80 % Multifamily 101,965 3,726 0.69 3,726 70.56 98,239 18.21 973 61.38 Warehouse Space 95,250 20,480 3.80 788 48.42 74,770 13.86 1,968 55.22 Office Space 71,305 9,224 1.71 401 72.67 62,081 11.51 1,293 60.90 Medical Facilities 27,123 8,768 1.63 674 75.02 18,355 3.40 1,224 56.39 Manufacturing 24,527 2,887 0.54 289 54.34 21,640 4.01 2,164 43.27 Hotels 13,551 — — — — 13,551 2.51 1,936 59.23 Senior Housing 9,110 5,867 1.09 1,956 27.00 3,243 0.60 3,243 41.54 Vacant Land 7,169 2,126 0.39 125 42.70 5,043 0.93 1,261 44.60 Other 60,980 36,465 6.75 514 52.54 24,515 4.57 943 61.08 Total $ 539,395 $ 115,891 21.48% $ 577 54.10% $ 423,504 78.52% $ 1,332 58.98% • CRE loans represent 47.2% of the total loan portfolio. • Limited exposure to office space. • 21.5% of CRE loans are owner occupied. • Non-Owner Occupied CRE loans have an average LTV of 59.0% based on appraised values at the time of origination, whereas Owner Occupied CRE's LTV is 54.1%. • Average Non-Owner Occupied CRE loan size is approximately $1.3 million, and Owner Occupied is approximately $577,000. • No loans are currently in deferral. • CRE loans are concentrated in the Pittsburgh metropolitan area.Source: Company information as of 9/30/2025

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 23 Consumer Loan Portfolio Detail (Unaudited) 87.1% 10.1% 2.8% 1-4 Family Indirect Auto Other Consumer 30.7% 15.3% 20.3% 21.2% 10.2% 2.3% < 50% 50% - 59% 60% - 69% 70% - 79% 80% - 89% > 90% 44.0% 36.1% 13.2% 6.0% 0.7% > 800 740-799 700-739 661-699 < 660 Consumer Lending Portfolio - $383.0M Residential Real Estate Loan to Values (LTV's) - $333.5MIndirect Auto Portfolio by Max FICO Score- $38.8M Highlights • Residential loans represent 29.2% of total loans. • 66.3% of residential loans have an LTV of less than 70%, based on appraised values at the time of origination. • Indirect auto loans represent 3.3% of total loans. • 80.1% of indirect auto loans are to borrowers with FICO scores greater than 740, at the time of underwriting. • The indirect auto lending program was discontinued in Q2 2023 to prioritize more profitable commercial lending products. Source: Company information as of 9/30/2025 Source: Company information as of 9/30/2025 Source: Company information as of 9/30/2025

Asset Quality, Capital Ratios and IRR

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 25 Asset Quality Trends (Unaudited) Net Charge-Offs (Recoveries) / Average Loans Allowance for Credit Losses / Total LoansNonperforming Assets / Total Assets $2,197 $1,789 $2,369 $1,925 $2,340 Nonperforming Assets NPA's / Assets 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 $— $1,000 $2,000 $3,000 0.09% 0.12% 0.15% 0.18% Allowance for Credit Losses / Nonperforming Assets Nonperforming Loans to Total Loans $2,047 $1,789 $2,369 $1,767 $2,182 Nonperforming Loans (000's) Nonperforming/Total Loans 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 $— $1,000 $2,000 $3,000 0.15% 0.20% 0.25% $73 $157 $54 $(39) $(88) Net Charge Offs (Recoveries) NCO's (Recoveries)/ Avg Loans Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $(100) $— $100 $200 (0.04)% —% 0.04% 0.08% $9,479 $9,805 $9,819 $9,722 $10,146 Loan Loss Reserve ($000's) ALLL/ Total Loans 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 $— $4,000 $8,000 $12,000 0.86% 0.88% 0.90% 0.92% $2,197 $1,789 $2,369 $1,925 $2,340 Nonperforming Assets ALLL / Nonperforming Assets 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 $— $1,000 $2,000 $3,000 —% 200.00% 400.00% 600.00%

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 26 Capital Ratios (Bank Only) (Unaudited) Common Equity Tier 1 Capital (to Risk Weighted Assets) Tier 1 Capital to Risk Weighted Assets in th ou sa nd s 14.79% 14.78% 14.94% 15.28% 14.19% Common Equity Tier 1 Capital Adequately Capitalized Well Capitalized 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 14.79% 14.78% 14.94% 15.28% 14.19% Tier 1 Capital Adequately Capitalized Well Capitalized 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Tier 1 Leverage (to Adjusted Total Assets) 9.96% 9.98% 10.36% 10.49% 10.06% Tier 1 Leverage Adequately Capitalized Well Capitalized 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 4.00% 6.00% 8.00% 10.00% 12.00% Total Capital (to Risk Weighted Assets) 15.76% 15.79% 15.95% 16.29% 15.20% Total Capital Adequately Capitalized Well Capitalized 9/30/24 12/31/24 3/31/25 6/30/25 9/30/25 8.00% 10.00% 12.00% 14.00% 16.00%

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 27 Change in Rates (bp) (in th ou sa nd s) $(4,441) $(2,788) $(1,352) $— $1,305 $2,542 $3,781 -300 -200 -100 0 +100 +200 +300 $(5,000) $(2,500) $— $2,500 $5,000 Change in Rates (bp) (in th ou sa nd s) $5,653 $7,656 $5,514 $— $(6,595) $(13,886) $(21,270) -300 -200 -100 0 +100 +200 +300 $(30,000) $(20,000) $(10,000) $— $10,000 Change in Net Interest Income (as of 6/30/2025) Change in Economic Value of Equity (as of 6/30/2025) Interest Rate Risk (Unaudited) Interest Rate Risk Details (as of 6/30/2025) EVE EVE as a Percent of Portfolio Value of Assets Net Interest Earnings at Risk Change in Interest Rates in Basis Points Dollar Amount Dollar Change Percent Change NPV Ratio Basis Point Change Dollar Amount Dollar Change Percent Change (Dollars in thousands) +300 $ 196,138 $ (21,270) (9.8) % 14.32% (55) $ 56,892 $ 3,781 7.1% +200 203,522 (13,886) (6.4) 14.55 (32) 55,653 2,542 4.8 +100 210,813 (6,595) (3.0) 14.74 (13) 54,416 1,305 2.5 Flat 217,408 — — 14.87 — 53,111 — — -100 222,922 5,514 2.5 14.92 5 51,759 (1,352) (2.5) -200 225,064 7,656 3.5 14.75 (12) 50,323 (2,788) (5.2) -300 223,061 5,653 2.6 14.34 (53) 48,670 (4,441) (8.4)

Conclusions

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 29 Market Presence with Brand Recognition Seasoned Executive Leadership Deploying Technology to Enhance Client Experience Investment Summary Serving Stable Southwestern PA & Ohio River Valley markets Proven experience through all economic cycles Continuing to invest with a tech- forward and people-centric approach Investing for Growth Adding new talent, tech upgrades and investing in process improvement Rewarding Shareholders Increased quarterly dividend 4% to $0.26 per share in Q2 2025

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 30 Delivering Value to Shareholders Our goal is to continue operating as a high-performing, independent community bank, creating positive returns and adding significant value for our shareholders. ◦ Committed to Improving Financial Performance ▪ Revenue Growth ▪ Consistent returns ◦ Dividend and Capital Reinvestment ▪ Regular and reliable dividend payouts ▪ Attractive dividend yield ▪ Capital reinvestment to produce higher returns ◦ Investing in Products and Strategies for Future Growth ▪ Specialty Treasury Payments & Services ▪ Commercial Banking ◦ Creating Franchise Value ◦ Supporting Local Communities (building value beyond financial returns)

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 31 ◦ Community bank model is highly-differentiated compared with large regional banks ◦ Intense focus on sales and service culture and quality product offerings which builds full relationships with our clients ◦ Utilize technology investments to enhance speed of process while improving client experience ◦ Enhance profitability and efficiency potential while continuing to invest for future growth ◦ Continue our track record of opportunistic growth in the robust Pittsburgh Metropolitan area and across our footprint ◦ Defend our relatively low-cost deposit base which enables the bank to protect net interest margin ◦ Leverage our credit culture and strong loan underwriting as a foundation to uphold our asset quality metrics Be the Community Bank of choice across our footprint Concluding Thoughts

CB Financial Services, Inc. (Nasdaq: CBFV) October 2025 Page 32 Company Contact John H. Montgomery President and Chief Executive Officer Phone: (724) 223-8317 Investor Relations The IR Group Diane Fitzgibbons, President Phone: (206) 388-5789 Email: dianef@theIRgroup.com Bank Main Office: 100 N. Market Street Carmichaels, PA 15320 Corporate Center: 2111 North Franklin Drive, Suite 200 Washington, PA 15301 Contact Information